UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 30, 2008, Allos Therapeutics, Inc. issued a press release announcing that four abstracts describing results from pralatrexate (PDX) studies have been accepted for presentation at the 50th Annual Meeting of the American Society of Hematology (ASH), to be held December 6-9, 2008, in San Francisco, California.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 9                                            Financial Statements and Exhibits

Item 9.01                                            Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1

Press Release, dated October 30, 2008, entitled “Four Pralatrexate (PDX) Studies Accepted for Presentation at the 50th Annual Meeting of the American Society of Hematology; Top Line Results from Pivotal Phase 2 PROPEL Trial Selected for Oral Presentation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             October 30, 2008

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release, dated October 30, 2008, entitled “Four Pralatrexate (PDX) Studies Accepted for Presentation at the 50th Annual Meeting of the American Society of Hematology; Top Line Results from Pivotal Phase 2 PROPEL Trial Selected for Oral Presentation.”